FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        February 25, 2005
                                                        ------------------------

                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-50990                13-3894120
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(State or other jurisdiction or   Commission File Number:       (IRS Employer
       incorporation)                                        Identification No.)

   120 Broadway, 14th Floor, New York, NY                            10271
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   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (212) 655-2000
                                                             -------------------

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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

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Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information , including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition on Form 8-K.

On February 25, 2005 Tower Group, Inc. issued a press release announcing its results of operations for the fourth quarter and twelve months ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

                   The following exhibits are filed as part of this report.

Number         Description
------         -----------
99.1           Copy of press release issued by Tower Group, Inc. dated
               February 25, 2005.


This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  Tower Group, Inc.
                                    --------------------------------------------
                                                    (Registrant)

Date      February 25, 2005
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                                    /s/ Steven G. Fauth
                                    --------------------------------------------
                                                       (Signature)*
                                    Steven G. Fauth
                                    SVP, General Counsel


*Print name and title of the signing officer under his signature.